UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 13, 2017 (September 8, 2017)

HASBRO, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island		02861
(Address of principal executive offices)		(Zip Code)

(401) 431-8697

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 13, 2017, Hasbro, Inc. (the “Company”) completed its offering of $500,000,000 aggregate principal amount of 3.500% senior unsecured notes due 2027 (the “Notes”) at a price to the public of 99.874%. The Company currently intends to use the net proceeds from the sale of the Notes to repay the $350 million aggregate principal amount of its 6.30% Notes due 2017 upon their maturity plus accrued and unpaid interest thereon. The Company plans to use the remaining net proceeds for general corporate purposes, which may include (but is not limited to) the acquisition of companies or businesses, repayment and refinancing of indebtedness, repurchases of shares of the Company’s common stock, working capital and capital expenditures.

In connection with the closing of the issuance and sale of the Notes, the Company entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”) with The Bank of New York Mellon Trust Company, National Association, as successor trustee to The Bank of Nova Scotia Trust Company of New York, to the indenture dated as of March 15, 2000, between the Company and The Bank of New York Mellon Trust Company, National Association, as successor trustee to The Bank of Nova Scotia Trust Company of New York (together with the Fifth Supplemental Indenture, the “Indenture”). Copies of the Indenture, including the form of the Notes, are filed herewith as exhibits and incorporated by reference herein.

The Notes are senior unsecured debt obligations of the Company, mature on September 15, 2027 and bear interest at a rate of 3.500% per annum. Prior to June 15, 2027 (three months prior to their maturity date), the Company may redeem the Notes at the Company’s option, at any time in whole or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Fifth Supplemental Indenture), plus 25 basis points. In addition, on or after June 15, 2027 (three months prior to their maturity date), the Company may redeem at its option the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed. The Company will also pay the accrued and unpaid interest on any Notes that it redeems to the redemption date.

If the Company experiences a Change of Control Repurchase Event (defined in the Fifth Supplemental Indenture as a change of control combined with a below investment grade rating event), it will be required, unless it has exercised its right to redeem the Notes, to offer to purchase the Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest thereon to the date of purchase.

The Fifth Supplemental Indenture also contains certain covenants restricting the Company’s ability in certain circumstances to incur secured debt and enter into sale-leaseback transactions, as well as certain customary events of default.

The preceding description of the Fifth Supplemental Indenture and the Notes is qualified in its entirety by the Fifth Supplemental Indenture, including the form of the Notes, filed herewith as exhibits.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On September 8, 2017, Hasbro, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $500,000,000 million aggregate principal amount of the Notes. The Underwriting Agreement contains certain customary representations, warranties and indemnities.

In order to furnish certain exhibits for incorporation by reference into the Company’s Registration Statement on Form S-3 (File No. 333-220331), previously filed with the Securities and Exchange Commission, the Company is filing the Underwriting Agreement, the Fifth Supplemental Indenture, the form of the Notes and the opinions of Skadden, Arps, Slate, Meagher & Flom LLP and Tarrant Sibley, Esq. as exhibits hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement dated as of September 8, 2017 by and among Hasbro, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Fifth Supplemental Indenture dated as of September 13, 2017, between Hasbro, Inc. and The Bank of New York Mellon Trust Company, National Association, as successor trustee to The Bank of Nova Scotia Trust Company of New York, supplementing the Indenture dated as of March 15, 2000 and Form of 3.500% Notes due 2027 (attached as Exhibit A to the Fifth Supplemental Indenture).

5.1	Opinion of Tarrant Sibley, Esq.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Tarrant Sibley, Esq. (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

99.1	Press Release, dated September 13, 2017, of Hasbro, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HASBRO, INC. (Registrant)

By:	/s/ Deborah M. Thomas
Name: Title:	Deborah M. Thomas Executive Vice President and Chief Financial Officer

Dated: September 13, 2017

EXHIBIT LIST

Exhibit No.	Description

1.1	Underwriting Agreement dated as of September 8, 2017 by and among Hasbro, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Fifth Supplemental Indenture dated as of September 13, 2017, between Hasbro, Inc. and The Bank of New York Mellon Trust Company, National Association, as successor trustee to The Bank of Nova Scotia Trust Company of New York, supplementing the Indenture dated as of March 15, 2000 and Form of 3.500% Notes due 2027 (attached as Exhibit A to the Fifth Supplemental Indenture).

5.1	Opinion of Tarrant Sibley, Esq.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Tarrant Sibley, Esq. (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

99.1	Press Release, dated September 13, 2017, of Hasbro, Inc.